UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2026

Inovio Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14888	33-0969592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 W. Germantown Pike, Suite 110
Plymouth Meeting, PA 19462
(Address of principal executive offices, including zip code)

(267) 440-4200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 5, 2026, Inovio Pharmaceuticals, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC and Piper Sandler & Co., as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the issuance and sale by the Company in a public offering of 58,747,235 shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a public offering price of $1.05 per Share and pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 12,681,337 shares of its Common Stock at a public offering price of $1.049 per Pre-Funded Warrant (the “Offering”).

The Company also granted the Underwriters an option for a period of 30 days to purchase up to 10,714,285 additional shares of Common Stock at the public offering price, less the underwriting discounts and commissions. On November 6, 2026, the Underwriters exercised the option to purchase 10,714,285 additional shares of Common Stock, in full.

The net proceeds to the Company from the Offering, including the exercise of the Underwriters’ option to purchase additional shares of Common Stock in full, are expected to be approximately $80.5 million, after deducting the underwriting discounts and commissions and estimated offering expenses payable by the Company. All of the Shares and the Pre-Funded Warrants are being sold by the Company. The Offering is expected to close on or about November 9, 2026, subject to the satisfaction of customary closing conditions.

The Offering was made pursuant to the Company’s registration statement on Form S-3 (File No. 333-297233), which was declared effective by the Securities and Exchange Commission (the “SEC”) on July 10, 2026, as supplemented by a prospectus supplement filed with the SEC on November 5, 2026, pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the “Securities Act”).

Each Pre-Funded Warrant will have an initial exercise price per share of $0.001, subject to certain adjustments. The Pre-Funded Warrants may be exercised at any time until exercised in full. A holder (together with its affiliates and other attribution parties) may not exercise any portion of a Pre-Funded Warrant to the extent that immediately prior to or after giving effect to such exercise the holder would own more than 9.99% of the Company’s outstanding Common Stock immediately after exercise, which percentage may be changed at the holder’s election to a lower or higher percentage not in excess of 19.99% (if exceeding such percentage would result in a change of control under Nasdaq Listing Rule 5635(b) or any successor rule) upon 61 days’ notice to the Company subject to the terms of the Pre-Funded Warrants.

The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriter, including for liabilities under the Securities Act, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

The foregoing descriptions of the terms of the Underwriting Agreement and Pre-Funded Warrants are each qualified in their entirety by reference to the Underwriting Agreement and form of Pre-Funded Warrant, respectively, which are attached as Exhibit 1.1 and Exhibit 4.1 hereto, respectively, and incorporated by reference herein.

A copy of the legal opinion of Cooley LLP relating to the validity of the issuance and sale of the securities in the Offering is attached as Exhibit 5.1 hereto.

Item 7.01	Regulation FD Disclosure

Based on the Company’s planned use of proceeds, the Company believes that the net proceeds from the Offering and its current cash, cash equivalents and short-term investments will be sufficient to fund the Company’s operating expenses and capital expenditure requirements into late fourth quarter 2027.

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 shall not be incorporated by reference into any filing we make with the SEC whether before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events

On November 5, 2026, the Company issued press releases announcing the launch and pricing of the Offering, respectively, copies of which are filed as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “expects,” “intends,” “projects,” “plans,” and “future” or similar expressions are intended to identify forward-looking statements. Forward-looking statements include statements concerning the Offering, such as the expected net proceeds and anticipated closing date. Forward-looking statements are based on management’s current expectations and are subject to various risks and uncertainties that could cause actual results to differ materially and adversely from those expressed or implied by such forward-looking statements. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Risks regarding the Company’s business are described in detail in its SEC filings, including in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, which is available on the SEC’s website at www.sec.gov. Additional information will be made available in other filings that the Company makes from time to time with the SEC. These forward-looking statements speak only as of the date hereof, and the Company disclaims any obligation to update these statements except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated November 5, 2026, by and among Inovio Pharmaceuticals, Inc., Jefferies LLC and Piper Sandler & Co.

4.1	Form of Pre-Funded Warrant.

5.1	Opinion of Cooley LLP.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

99.1	Press Release.

99.2	Press Release.

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVIO PHARMACEUTICALS, INC.

Date: November 9, 2026	/s/ Peter Kies
Peter Kies
Chief Financial Officer